BLACKROCK FUNDSSM

BlackRock Money Market Portfolio

BlackRock Short Obligations Fund

BLACKROCK LIQUIDITY FUNDS

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

T-Fund

TempCash

TempFund

Treasury Trust Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Prospectuses of each Fund (each, a “Prospectus”)

Effective immediately, the section of each Prospectus entitled “For More Information—Fund[s] and Service Providers—Custodian” is deleted in its entirety and replaced with the following:

CUSTODIANS

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholders should retain this Supplement for future reference.

PRO-LIQMMSO-0617SUP